                                                                  Exhibit 10.1.2
                                                                  --------------

                       AMENDMENT NO. 2 AND LIMITED WAIVER
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                      -------------------------------------

          This AMENDMENT NO. 2 AND LIMITED WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 22, 2004 (this "Amendment and Waiver"), is entered into by and among TEMPUR-PEDIC INTERNATIONAL INC., f/k/a TWI Holdings, Inc., a Delaware corporation ("Ultimate Holdco"), TEMPUR WORLD, LLC, f/k/a Tempur World, Inc., a Delaware limited liability company ("Intermediate Holdco"), TEMPUR WORLD HOLDINGS, LLC, f/k/a Tempur World Holdings, Inc., a Delaware limited liability company ("Holdco"), TEMPUR WORLD HOLDINGS, S.L., a company organized under the laws of Spain ("Spanish Holdco"), TEMPUR-PEDIC, INC., a Kentucky corporation ("TPI"), TEMPUR PRODUCTION USA, INC., a Virginia corporation ("TPUSA"), TEMPUR WORLD HOLDING COMPANY ApS, a company organized under the laws of Denmark ("TWHC"), DAN-FOAM ApS, a company organized under the laws of Denmark ("DF") (TPI and TPUSA are sometimes collectively referred to herein as "US Borrowers" and individually as a "US Borrower"; TWHC and DF are sometimes collectively referred to herein as "European Borrowers" and individually as a "European Borrower"; and TPI, TPUSA, TWHC and DF are sometimes collectively referred to as "Borrowers" and individually as a "Borrower"); the other persons designated as "Credit Parties" on the signature pages hereto; the Lenders set forth on the signature pages attached hereto; GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity "GE Capital"), as Administrative Agent, US L/C Issuer and as a Lender; LEHMAN COMMERCIAL PAPER INC. (in its individual capacity, "LCPI"), as Syndication Agent and as a Lender, NORDEA BANK DANMARK A/S (in its individual capacity "Nordea"), as European Security Agent and as a Lender; GE EUROPEAN LEVERAGED FINANCE LIMITED, a company incorporated under the laws of England and Wales (in its individual capacity "GE ELF") as European Loan Agent for the European Lenders; and HSBC BANK PLC, a company incorporated under the laws of England and Wales (in its individual capacity "HSBC") as European Funding Agent. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in Annex A to the Credit Agreement.

                                    RECITALS
                                    --------

          WHEREAS, Ultimate Holdco, Intermediate Holdco, Holdco, Spanish Holdco, Borrowers, the Credit Parties, Administrative Agent, LCPI, Nordea, GE ELF, HSBC and the Lenders have entered into that certain Second Amended and Restated Credit Agreement, dated as of August 15, 2003, as amended by that certain Amendment No. 1 and Limited Waiver to Amended and Restated Credit Agreement, dated as of November 26, 2003 (together, the "Credit Agreement"); and

          WHEREAS, Borrowers, the other Credit Parties, Administrative Agent, and the Requisite Lenders set forth on the signature pages attached hereto desire to waive certain restrictions and amend certain provisions of the Credit Agreement as herein set forth.

          NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Borrowers, the other Credit Parties and the Requisite Lenders hereby agree as follows:

SECTION 1.  LIMITED WAIVERS AND CONSENTS.
            ----------------------------

          (a) Subject to the satisfaction of the applicable conditions to effectiveness set forth in Section 3 herein, the Administrative Agent and Requisite Lenders hereby grant all consents and waivers required under the Loan Documents to permit the following actions and transactions and waive any Default or Event of Default that otherwise would occur as a result of such actions and transactions:

               (i) the modification of the organizational documents of Kruse System GmbH to reflect its name change to "Tempur Sleep Center GmbH".

          (b) The limited waivers and consents set forth in this Section 1 are effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (x) except as expressly provided in these limited waivers and consents, be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document or (y) prejudice any right or rights that Administrative Agent or Lenders may have or may have in the future under or in connection with the Credit Agreement or any other Loan Document.

SECTION 2.  AMENDMENTS.
            ----------

          (a) Section 1.2(a) of the Credit Agreement is hereby amended by inserting the following new paragraph at the end of the section:

          "Except for any reductions in the Applicable Margins and interest rates applicable to the Loans which may occur pursuant to the foregoing provisions of this Section 1.5, the Credit Parties hereby agree that they will not, prior to June 30, 2004, amend this Agreement to reduce the interest rates (including the Applicable Margins) payable on the Loans."

          (b) Section 1.5 of the Credit Agreement is hereby amended by inserting the following new subsection (f) in alphabetical order:

          "(f) The Credit Parties hereby agree that they will not, prior to June 30, 2004, refinance the Loans with the proceeds of any debt financing. Nothing in this Section 1.5(f) will affect the Credit Parties' obligations or ability to prepay the Loans as a result of any mandatory prepayment provisions contained in this Section 1.5 or otherwise contained in this Agreement, other than any such provisions requiring prepayment as a result of a debt financing by the Credit Parties.

          (c) Section 3.1 of the Credit Agreement is hereby amended by deleting "." from the end of subsection (s) therein and replacing it with "; and" and is further amended by inserting the following in alphabetical order:

          (t) Indebtedness consisting of intercompany loans and advances made by Ultimate Holdco to Intermediate Holdco and/or by Intermediate Holdco to Holdco; provided that: (i) Ultimate
          Holdco and/or Intermediate Holdco shall record all intercompany transactions on its books and records in a manner reasonably satisfactory to Administrative Agent; (ii) the obligations of each of Intermediate Holdco and/or Holdco with respect to such intercompany loans and advances shall be subordinated to the Obligations pursuant to Section 9.23;
          and (iii) at the time any such intercompany loan or advance is made, Ultimate Holdco and/or Intermediate Holdco, as the case may be, shall be Solvent."

          (d) Section 3.21 of the Credit Agreement is hereby amended by deleting "and" from the end of subsection (vi) therein and replacing it with "," and is further amended by inserting the following in numerical order:

          "and (viii) the making of intercompany loans and advances by Ultimate Holdco, Intermediate Holdco, and/or Holdco as permitted pursuant to Sections 3.1(s) and (t)."

SECTION 3.  CONDITION TO EFFECTIVENESS; EFFECTIVE DATE.
            ------------------------------------------

          This Amendment and Waiver will be effective only upon the execution and delivery of this Amendment and Waiver by the Credit Parties, the Administrative Agent and the Requisite Lenders signatory hereto. This Amendment and Waiver shall be effective as of December 22, 2003.

SECTION 4.  COVENANTS.
            ---------

          Borrowers hereby covenant and agree to execute or file and hereby authorize the filing of any charges or other agreements against Kruse Systems GmbH in connection with the name change permitted pursuant to Section 1(b) herein, as European Security Agent may request in order to perfect European Security Agent's security interest in the Collateral.

SECTION 5.  REPRESENTATIONS AND WARRANTIES.
            ------------------------------

          In order to induce the Administrative Agent and the Requisite Lenders to enter into this Amendment and Waiver, the Borrowers hereby represent and warrant to the Administrative Agent and each Lender, which representations and warranties shall survive the execution and delivery of this Amendment and Waiver, that:

          (a) Each representation and warranty contained in the Credit Agreement and in each Loan Document, after giving effect to this Amendment and Waiver, is true and correct in all material respects as of the date hereof, except to the extent that such representation or warranty expressly relates to an earlier date, in which case, such representation and warranty is true and correct in all material respects as of such earlier date.

          (b) The execution, delivery and performance by the Borrowers of this Amendment and Waiver has been duly authorized by all necessary corporate action required on its part and this Amendment and Waiver is the legal, valid and binding obligation of the Borrowers enforceable against each of the Borrowers in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally.

          (c) Neither the execution, delivery and performance of this Amendment and Waiver by each Credit Party nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate
(i) any provision of such Credit Party's certificate or articles of incorporation and bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Credit Party or any of its Subsidiaries is a party or by which such Credit Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Administrative Agent on or before the date hereof.

          (d) After giving effect to this Amendment and Waiver, no Event of Default has occurred and is continuing.

SECTION 6.  REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.
            -------------------------------------------------

          (a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (b) The amendments and limited waivers set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or
(iii) constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment and Waiver, each reference in the Credit Agreement to "this Agreement", "herein", "hereof" and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment and Waiver shall be construed in connection with and as part of the Credit Agreement.

SECTION 7.  COSTS AND EXPENSES.
            ------------------

          As provided in Section 1.3(e) of the Credit Agreement, Borrowers agree to reimburse Agent for all fees, costs and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance or other representation in connection with this Amendment and Waiver and reasonable documentation charges assessed by each Authorized Agent in connection with this Amendment and Waiver.

SECTION 8.  GOVERNING LAW.
            -------------

          BORROWERS AND CREDIT PARTIES HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN NEW YORK COUNTY, STATE OF NEW YORK AND IRREVOCABLY AGREE THAT, SUBJECT TO ADMINISTRATIVE AGENT'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT AND WAIVER SHALL BE LITIGATED IN SUCH COURTS. BORROWERS AND CREDIT PARTIES EXPRESSLY SUBMIT AND CONSENT TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS. BORROWERS AND CREDIT PARTIES HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREE THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON BORROWERS AND CREDIT PARTIES BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO APPROPRIATE BORROWER REPRESENTATIVE, AT THE ADDRESS SET FORTH IN THIS AMENDMENT AND WAIVER AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED. IN ANY LITIGATION, TRIAL, ARBITRATION OR OTHER DISPUTE RESOLUTION PROCEEDING RELATING TO THIS AMENDMENT AND WAIVER OR ANY OF THE OTHER LOAN DOCUMENTS, ALL DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS OF BORROWERS, CREDIT PARTIES OR ANY OF THEIR AFFILIATES SHALL BE DEEMED TO BE EMPLOYEES OR MANAGING AGENTS OF BORROWERS OR SUCH CREDIT PARTIES FOR PURPOSES OF ALL APPLICABLE LAW OR COURT RULES REGARDING THE PRODUCTION OF WITNESSES BY NOTICE FOR TESTIMONY (WHETHER IN A DEPOSITION, AT TRIAL OR OTHERWISE). BORROWERS AND CREDIT PARTIES AGREE THAT ANY AGENT'S OR ANY LENDER'S COUNSEL IN ANY SUCH DISPUTE RESOLUTION PROCEEDING MAY EXAMINE ANY OF THESE INDIVIDUALS AS IF UNDER CROSS- EXAMINATION AND THAT ANY DISCOVERY DEPOSITION OF ANY OF THEM MAY BE USED IN THAT PROCEEDING AS IF IT WERE AN EVIDENCE DEPOSITION. BORROWERS AND CREDIT PARTIES IN ANY EVENT WILL USE ALL COMMERCIALLY REASONABLE EFFORTS TO PRODUCE IN ANY SUCH DISPUTE RESOLUTION PROCEEDING, AT THE TIME AND IN THE MANNER REQUESTED BY ANY AGENT OR ANY LENDER, ALL PERSONS, DOCUMENTS (WHETHER IN TANGIBLE, ELECTRONIC OR OTHER FORM) OR OTHER THINGS UNDER THEIR CONTROL AND RELATING TO THE DISPUTE. TO THE EXTENT THAT ANY BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY (SOVEREIGN OR OTHERWISE) FROM ANY LEGAL ACTION, SUIT OR PROCEEDING FROM JURISDICTION OF ANY COURT OR FROM SET-OFF OR ANY LEGAL PROCESS (WHETHER SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OR EXECUTION OF JUDGMENT, EXECUTION OF JUDGMENT OR OTHERWISE) WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, SUCH BORROWER HEREBY IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AMENDMENT AND WAIVER.

SECTION 9.  HEADINGS.
            --------

          Section headings in this Amendment and Waiver are included herein for convenience of reference only and shall not constitute a part of this amendment for any other purposes.

SECTION 10. COUNTERPARTS.
            ------------

          This Amendment and Waiver may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

SECTION 11. CONFIDENTIALITY.
            ---------------

          The matters set forth herein are subject to Section 9.13 of the Credit Agreement, which is incorporated herein by reference.

                            [signature pages follow]

          IN WITNESS WHEREOF, this Limited Waiver and Consent has been duly executed as of the date first written above.

          Borrowers:                    TEMPUR-PEDIC, INC.


                                        By: /s/ DALE E. WILLIAMS
                                           -------------------------------------
                                        Name:   Dale E. Williams
                                        Title:  CFO

                                        TEMPUR PRODUCTION USA, INC.


                                        By: /s/ DALE E. WILLIAMS
                                           -------------------------------------
                                        Name:   Dale E. Williams
                                        Title:  CFO

                                        TEMPUR WORLD HOLDING COMPANY ApS


                                        By: /s/ DALE E. WILLIAMS
                                           -------------------------------------
                                        Name:   Dale E. Williams
                                        Title:  Director

                                        DAN-FOAM ApS


                                        By: /s/ DALE E. WILLIAMS
                                           -------------------------------------
                                        Name:   Dale E. Williams
                                        Title:  Director

          Credit Parties:               TEMPUR-PEDIC INTERNATIONAL INC.,
                                        f/ka TWI Holdings, Inc.


                                        By: /s/ DALE E. WILLIAMS
                                           -------------------------------------
                                        Name:   Dale E. Williams
                                        Title:  CFO

                                        TEMPUR WORLD, LLC,
                                        f/k/a Tempur World, Inc.


                                        By: /s/ DALE E. WILLIAMS
                                           -------------------------------------
                                        Name:   Dale E. Williams
                                        Title:  CFO

                                        TEMPUR WORLD HOLDINGS, LLC,
                                        f/k/a Tempur World Holdings, Inc.


                                        By: /s/ DALE E. WILLIAMS
                                           -------------------------------------
                                        Name:   Dale E. Williams
                                        Title:  CFO

                                        TEMPUR WORLD HOLDINGS, S.L.


                                        By: /s/ DALE E. WILLIAMS
                                           -------------------------------------
                                        Name:   Dale E. Williams
                                        Title:  Director

          Administrative Agent:         GENERAL ELECTRIC CAPITAL CORPORATION,
                                        as Administrative Agent
                                        and as a Lender


                                        By: /s/ PAMELA ESKRA
                                           -------------------------------------
                                        Its Duly Authorized Signatory

          Syndication Agent:            LEHMAN COMMERCIAL PAPER INC.,
                                        as Syndication Agent and as a Lender


                                        By: /s/ FRANCIS CHANG
                                           -------------------------------------
                                        Its Duly Authorized Signatory

          European Security Agent:     NORDEA BANK DANMARK A/S,
                                       as European Security Agent and as a
                                       Lender


                                       By: /s/ HANS CHRISTIANSEN
                                          -------------------------------------
                                       Name:   Hans Christiansen
                                       Title:  Head of Corporate

                                       By: /s/ HELGE F. RASMUSSEN
                                          -------------------------------------
                                       Name:   Helge F. Rasmussen
                                       Title:  V.P.


          European Loan Agent:         GE EUROPEAN LEVERAGED FINANCE LIMITED,
                                       as European Loan Agent and as a Lender


                                       By: /s/ JAMES INGLIS
                                          -------------------------------------
                                       Name:   James Inglis
                                       Title:  Director

          European Funding Agent:      HSBC BANK PLC, as European Funding Agent


                                       By:
                                          -------------------------------------
                                       Name:
                                       Title:

          Lenders:

                                       GE LEVERAGED LOANS LIMITED


                                       By: /s/ JAMES INGLIS
                                          -------------------------------------
                                       Name:   James Inglis
                                       Title:  Director

                                       On behalf of ING CAPITAL MANAGEMENT, LTD.
                                       as collateral manager for

                                       COPERNICUS EURO CDO-I B.V.


                                       By: /s/ HERMAN GUELOVANI
                                          -------------------------------------
                                       Name:   Herman Guelovani
                                       Title:  Vice President

                                        ON BEHALF OF ING CAPITAL MANAGEMENT LTD
                                        AS INVESTMENT ADVISOR TO:

                                        COPERNICUS EURO CDO-II B.V.


                                        By: /s/ HERMAN GUELOVANI
                                           -------------------------------------
                                        Name:   H. Guelovani
                                        Title:  Vice President

                                        FIFTH THIRD BANK, KENTUCKY, INC.


                                        By: /s/ WILLIAM D. CRAYCRAFT
                                           -------------------------------------
                                        Name:   William D. Craycraft
                                        Title:  Vice President

                                        INVESCO EUROPEAN CDO I S.A.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        ANTARES CAPITAL CORPORATION


                                        By: /s/ DANIEL L. BARRY
                                           -------------------------------------
                                        Name:   Daniel L. Barry
                                        Title:  Director

                                        NEW ALLIANCE GLOBAL CDO, LIMITED

                                        By: Alliance Capital Management, L.P.
                                            as Sub-advisor
                                        By: Alliance Capital Management
                                            Corporation, as General Partner


                                        By: /s/ TERESA McCARTHY
                                           -------------------------------------
                                        Name:   Teresa McCarthy
                                        Title:  Vice President

                                        PINEHURST TRADING, INC.


                                        By: /s/ DIANA M. HIMES
                                           -------------------------------------
                                        Name:   Diana M. Himes
                                        Title:  Assistant Vice President

                                        LANDMARK III CDO LIMITED

                                        By: Aladdin Capital Management LLC


                                        By: /s/ THOMAS EGGENSCHWILER
                                           -------------------------------------
                                        Name:   Thomas Eggenschwiler
                                        Title:  Director - Research

                                        LASALLE BANK NATIONAL ASSOCIATION, AS
                                        CUSTODIAN


                                        By: /s/ LORA PELOQUIN
                                           -------------------------------------
                                        Name:   Lora Peloquin
                                        Title:  First Vice President

                                        ARES V CLO LTD.

                                        By: Ares CLO Management V, L.P.,
                                        Its: Investment Manager
                                        By: Ares CLO GP V, LLC
                                        Its: Managing Member


                                        By: /s/ DAVID A. SACHS
                                           -------------------------------------
                                        Name:   David A. Sachs
                                        Title:  Vice President

                                        ARES VII CLO LTD.

                                        By: Ares CLO Management VII, L.P.,
                                        Its: Investment Manager
                                        By: Ares CLO GP VII, LLC
                                `       Its: General Partner


                                        By: /s/ DAVID A. SACHS
                                           -------------------------------------
                                        Name:   David A. Sachs
                                        Title:  Vice President

                                        VENTURE CDO 2002, LIMITED

                                        By its investment advisor, MJX Asset
                                        Management, LLC


                                        By: /s/ MICHAEL G. REGAN
                                           -------------------------------------
                                        Name:  Michael G. Regan
                                        Title: Director

                                        VENTURE II CDO 2002, LIMITED

                                        By its investment advisor, MJX Asset
                                        Management, LLC


                                        By: /s/ MICHAEL G. REGAN
                                           -------------------------------------
                                        Name:  Michael G. Regan
                                        Title: Director

                                        MAGNETITE V CLO, LIMITED


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        BLACKROCK LIMITED DURATION INCOME TRUST


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        UNION SQUARE CDO LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                   LONG LANE MASTER TRUST II


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   CSAM FUNDING III


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   Denali Capital LLC, managing member of
                                   DC Funding Partners, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate


                                   By: /s/ CHARLIE STEARNS
                                      ------------------------------------------
                                   Name:  Charlie Stearns
                                   Title: Vice President

                                   Denali Capital LLC, managing member of
                                   DC Funding Partners, portfolio manager for DENALI CAPITAL CLO II, LTD., or an affiliate


                                   By: /s/ CHARLIE STEARNS
                                      ------------------------------------------
                                   Name:  Charlie Stearns
                                   Title: Vice President

                                   Denali Capital LLC, managing member of
                                   DC Funding Partners, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate


                                   By: /s/ CHARLIE STEARNS
                                      ------------------------------------------
                                   Name:  Charlie Stearns
                                   Title: Vice President

                                        SIMSBURY CLO, LIMITED

                                        By: David L. Babson & Company Inc. under
                                        delegated authority from Massachusetts
                                        Mutual Life Insurance Company as
                                        Collateral Manager


                                        By: /s/ DAVID P. WELLS
                                           -------------------------------------
                                        Name:   David P. Wells, CFA
                                        Title:  Managing Director

                                        MAPLEWOOD (CAYMAN) LIMITED

                                        By: David L. Babson & Company Inc. under
                                        delegated authority from Massachusetts
                                        Mutual Life Insurance Company as
                                        Investment Manager


                                        By: /s/ DAVID P. WELLS
                                           -------------------------------------
                                        Name:   David P. Wells, CFA
                                        Title:  Managing Director

                                        ELC (CAYMAN) LTD. CDO SERIES 1999-I

                                        By: David L. Babson & Company Inc.
                                        as Collateral Manager


                                        By: /s/ DAVID P. WELLS
                                           -------------------------------------
                                        Name:   David P. Wells, CFA
                                        Title:  Managing Director

                                        ELC (CAYMAN) LTD. 1999-III

                                        By: David L. Babson & Company Inc.
                                        as Collateral Manager


                                        By: /s/ DAVID P. WELLS
                                           -------------------------------------
                                        Name:   David P. Wells, CFA
                                        Title:  Managing Director

                                        ELC (CAYMAN) LTD. 2000-I

                                        By: David L. Babson & Company Inc.
                                        as Collateral Manager


                                        By: /s/ DAVID P. WELLS
                                           -------------------------------------
                                        Name:   David P. Wells, CFA
                                        Title:  Managing Director

                                        MASSACHUSETTS MUTUAL LIFE INSURANCE
                                        COMPANY

                                        by: David L. Babson & Company Inc.,
                                        as Investment Advisor


                                        By: /s/ DAVID P. WELLS
                                           -------------------------------------
                                        Name:  David P. Wells, CFA
                                        Title: managing director

                                        BILL & MELINDA GATES FOUNDATION

                                        by: David L. Babson & Company Inc.,
                                         as Investment Advisor


                                        By: /s/ DAVID P. WELLS
                                           -------------------------------------
                                        Name:  David P. Wells, CFA
                                        Title: Managing Director

                                        SUFFIELD CLO, LIMITED

                                        by: David L. Babson & Company Inc.,
                                        as Collateral Manager


                                        By: /s/ DAVID P. WELLS
                                           -------------------------------------
                                        Name:  David P. Wells, CFA
                                        Title: Managing Director

                                        TRYON CLO LTD. 2000-I

                                        By: David L. Babson & Company Inc.,
                                        as Collateral Manager


                                        By: /s/ DAVID P. WELLS
                                           -------------------------------------
                                        Name:  David P. Wells, CFA
                                        Title: Managing Director

                                        GRAYSON & CO


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        EATON VANCE INSTITUTIONAL SENIOR LOAN
                                        FUND


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        COSTANTINUS EATON VANCE CDO V, LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        EATON VANCE CDO VI, LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        TOLLI & CO.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        EATON VANCE LIMITED DURATION INCOME FUND


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        EATON VANCE SENIOR INCOME TRUST


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        SENIOR DEBT PORTFOLIO


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        FIDELITY ADVISOR SERIES II: FIDELITY
                                        ADVISORY FLOATING RATE HIGH INCOME FUND
                                        (161)


                                        By: /s/ JOHN H. COSTELLO
                                           -------------------------------------
                                        Name:  John H. Costello
                                        Title: Assistant Treasurer

                                        FRANKLIN CLO IV, LTD.


                                        By: /s/ TYLER CHAN
                                           -------------------------------------
                                        Name:  Tyler Chan
                                        Title: Vice President

                                        FRANKLIN FLOATING RATE MASTER SERIES


                                        By: /s/ TYLER CHAN
                                           -------------------------------------
                                        Name:  Tyler Chan
                                        Title: Assistant Vice President

                                        FRANKLIN FLOATING RATE DAILY ACCESS FUND


                                        By: /s/ TYLER CHAN
                                           -------------------------------------
                                        Name:  Tyler Chan
                                        Title: Asst. Vice President

                                        GOLDENTREE LOAN OPPORTUNITIES I, LIMITED


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        1888 FUND, Ltd.


                                        By: /s/ KAITLIN TRINH
                                           -------------------------------------
                                        Name:  Kaitlin Trinh
                                        Title: Fund Controller

                                        GULF STREAM - COMPASS CLO 2002-I, LTD.
                                        By: Gulf Stream Asset Management, LLC,
                                        as Collateral Manager


                                        By: /s/ BARRY K. LOVE
                                           -------------------------------------
                                        Name:  Barry K. Love
                                        Title: Chief Credit Officer

                                        GULF STREAM - COMPASS CLO 2003-I, LTD.
                                        By: Gulf Stream Asset Management, LLC,
                                        as Collateral Manager

                                        By: /s/ BARRY K. LOVE
                                           -------------------------------------
                                        Name:  Barry K. Love
                                        Title: Chief Credit Officer

                                        PACIFICA CDO II, LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        NEMEAN CLO, LTD.
                                        By: ING Capital Advisors LLC,
                                            as Investment Manager


                                        By: /s/ DUNCAN B. VISE
                                           -------------------------------------
                                        Name:  Duncan B. Vise
                                        Title: Vice President

                                        ARCHIMEDES FUNDING IV (CAYMAN), LTD.
                                        By: ING Capital Advisors LLC,
                                            as Collateral Manager


                                        By: /s/ DUNCAN B. VISE
                                           -------------------------------------
                                        Name:  Duncan B. Vise
                                        Title: Vice President

                                        ARCHIMEDES FUNDING III, LTD.
                                        By: ING Capital Advisors LLC,
                                            as Collateral Manager

                                        By: /s/ DUNCAN B. VISE
                                           -------------------------------------
                                        Name:  Duncan B. Vise
                                        Title: Vice President

                                        ORYX CLO, LTD.
                                        By: ING Capital Advisors LLC,
                                            as Collateral Manager


                                        By: /s/ DUNCAN B. VISE
                                           -------------------------------------
                                        Name:  Duncan B. Vise
                                        Title: Vice President

                                        SEQUILS-ING I (HBDGM), Ltd.

                                        By: ING Capital Advisors LLC
                                        as Collateral Manager

                                        By: /s/ DUNCAN B. VISE
                                           -------------------------------------
                                        Name:  Duncan B. Vise
                                        Title: Vice President


                                        ENDURANCE CLO I, LTD.
                                        By: ING Capital Advisors LLC
                                        as Collateral Manager

                                        By: /s/ DUNCAN B. VISE
                                           -------------------------------------
                                        Name:  Duncan B. Vise
                                        Title: Vice President


                                        BALANCED HIGH YIELD FUND II, LTD.
                                        By: ING Capital Advisors LLC
                                        as Asset Manager


                                        By: /s/ DUNCAN B. VISE
                                           -------------------------------------
                                        Name:  Duncan B. Vise
                                        Title: Vice President

                                        AERIES II FINANCE LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        AMARA I FINANCE, LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        AMARA 2 FINANCE, LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        AVALON CAPITAL LTD.

                                        By: INVESCO Senior Secured Management,
                                        Inc. as Portfolio Advisor

                                        By: /s/ THOMAS H.B. EWALD
                                           -------------------------------------
                                        Name:  Thomas H.B. Ewald
                                        Title: Authorized Signatory

                                        AVALON CAPITAL LTD. 2

                                        By: INVESCO Senior Secured Management,
                                        Inc. as Portfolio Advisor

                                        By: /s/ THOMAS H.B. EWALD
                                           -------------------------------------
                                        Name:  Thomas H.B. Ewald
                                        Title: Authorized Signatory

                                        OASIS COLLATERALIZED HIGH INCOME
                                        PORTFOLIO-I, LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        CHARTER VIEW PORTFOLIO

                                        By: INVESCO Senior Secured Management,
                                        Inc. as Investment Advisor

                                        By: /s/ THOMAS H.B. EWALD
                                           -------------------------------------
                                        Name:  Thomas H.B. Ewald
                                        Title: Authorized Signatory

                                        DIVERSIFIED CREDIT PORTFOLIO LTD.

                                        By: INVESCO Senior Secured Management,
                                            Inc. as Investment Adviser

                                        By: /s/ THOMAS H.B. EWALD
                                           -------------------------------------
                                        Name:  Thomas H.B. Ewald
                                        Title: Authorized Signatory

                                        AIM FLOATING RATE FUND

                                        By: INVESCO Senior Secured Management,
                                            Inc. as Sub-Adviser

                                        By: /s/ THOMAS H.B. EWALD
                                           -------------------------------------
                                        Name:  Thomas H.B. Ewald
                                        Title: Authorized Signatory

                                        SEQUILS-LIBERTY, LTD.

                                        By: INVESCO Senior Secured Management,
                                            Inc. as Collateral Manager

                                        By: /s/ THOMAS H.B. EWALD
                                           -------------------------------------
                                        Name:  Thomas H.B. Ewald
                                        Title: Authorized Signatory

                                        SAGAMORE CLO LTD.

                                        By: INVESCO Senior Secured Management,
                                            Inc. as Collateral Manager

                                        By: /s/ THOMAS H.B. EWALD
                                           -------------------------------------
                                        Name:  Thomas H.B. Ewald
                                        Title: Authorized Signatory

                                        SARATOGA CLO I, LIMITED

                                        By: INVESCO Senior Secured Management,
                                            Inc. as Asset Manager

                                        By: /s/ THOMAS H.B. EWALD
                                           -------------------------------------
                                        Name:  Thomas H.B. Ewald
                                        Title: Authorized Signatory

                                        LONGHORN CDO (CAYMAN) LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        LONGHORN CDO II, LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        LONGHORN CDO III, LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        MORGAN STANLEY PRIME INCOME TRUST


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        NOMURA BOND AND LOAN FUND


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        CLYDESDALE CLO 2001-1, LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        CLYDESDALE CLO 2003 LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        PPM SPYGLASS FUNDING TRUST


                                        By: /s/ DIANA M. HIMES
                                           -------------------------------------
                                        Name:   Diana M. Himes
                                        Title:  Authorized Agent

                                        PPM SHADOW CREEK FUNDING LLC


                                        By: /s/  DIANA M. HIMES
                                           -------------------------------------
                                        Name:    Diana M. Himes
                                        Title:   Assistant Vice President

                                        STANFIELD CARRERA CLO, LTD.


                                        By: /s/ CHRISTOPHER E. JANSEN
                                           -------------------------------------
                                        Name:   Christopher E. Jansen
                                        Title:  Managing Partner

                                        STANFIELD QUATTRO CLO, LTD.


                                        By: /s/ CHRISTOPHER E. JANSEN
                                           -------------------------------------
                                        Name:  Christopher E. Jansen
                                        Title: Managing Partner

                                        STANFIELD ARBITRAGE CDO, LTD.


                                        By: /s/ CHRISTOPHER E. JANSEN
                                           -------------------------------------
                                        Name:  Christopher E. Jansen
                                        Title: Managing Partner

                                        CITIGROUP INVESTMENT CORPORATE LOAN
                                        FUND, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        COLUMBUS LOAN FUNDING LTD.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title: